SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2003

SPARTAN STORES, INC.
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-31127 (Commission File Number)	38-0593940 (IRS Employer Identification no.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan (Address of principal executive offices)	49518-8700 (Zip Code)

Registrant's telephone number,
including area code:  (616) 878-2000

Item 7.	Financial Statements, Pro Forma Financial Information, and Exhibits.

	(c)	Exhibits: The following document is attached as an exhibit to this report on Form 8-K:

	99.1	Press release dated December 24, 2003.

Item 9.	Regulation FD Disclosure

          On December 24, 2003, Spartan Stores, Inc. issued the press release attached hereto as Exhibit 99.1 announcing that it has entered into new financing agreements. This report and the exhibit are furnished and are not considered "filed" with the Securities and Exchange Commission or otherwise incorporated by reference into any registration statement under the Securities Act of 1933.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 24, 2003	SPARTAN STORES, INC.

	By	/s/ Alex J. DeYonker
Alex J. DeYonker Secretary

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press release dated December 24, 2003.